                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   KFC National Purchasing Cooperative, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                            TO BE HELD MARCH 2, 2000

TO THE STOCKHOLDER MEMBERS:

         The Annual Meeting (the "Annual Meeting") of the stockholders of KFC National Purchasing Cooperative, Inc. (the "KFC Co-op") will be held on Thursday, March 2, 2000 at 10:00 a.m. at the KFC Co-op's offices at 950 Breckenridge Lane, Louisville, Kentucky, for the purpose of considering and acting upon:

         1. ELECTION OF DIRECTORS. Election of one director by the holders of each of the Series A, E, F and H Membership Common Stock and the election of the Independent Director nominated by the KFC Co-op's Board of Directors and elected by the holders of all shares of Membership Common Stock.

         2. OTHER BUSINESS. Such other matters and business as may properly be brought before the meeting or any adjournment thereof.

         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on January 27, 2000 are entitled to notice of and to vote at the Annual Meeting, and any adjournments thereof.

         ALL STOCKHOLDER MEMBERS ARE ENTITLED TO VOTE IN THE ELECTION OF THE INDEPENDENT DIRECTOR. IN ADDITION, HOLDERS OF SERIES A, E, F AND H MEMBERSHIP COMMON STOCK ARE ENTITLED TO VOTE IN THE ELECTION OF THE DIRECTOR NOMINATED BY THE HOLDERS OF THEIR RESPECTIVE SERIES OF MEMBERSHIP COMMON STOCK.

         THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDER MEMBERS REPRESENTING A MAJORITY OF THE STOCKHOLDER MEMBERS ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE CONDUCT OF THE ANNUAL MEETING. YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHETHER OR NOT A DIRECTOR FOR YOUR SERIES IS BEING ELECTED.

A PROMPT RESPONSE WILL BE APPRECIATED.

By Order of the Board of Directors.
Daniel E. Woodside
President and Chief Executive Officer
Louisville, Kentucky
January 28, 2000

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MARCH 2, 2000

         Proxies are being solicited on behalf of the Board of Directors of the KFC National Purchasing Cooperative, Inc. (the "KFC Co-op"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the KFC Co-op's offices at 950 Breckenridge Lane, Louisville, Kentucky, on Thursday, March 2, 2000, at 10:00 a.m., and at any adjournments thereof. As set forth in the accompanying Notice, the purpose of the Annual Meeting is to consider the election of certain directors and such other matters and business as may properly be brought before the meeting. The Board of Directors does not know of any such other matters to be brought before the meeting as of the date of this proxy statement.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Except in the election of Series A, E, F and H Directors, as discussed below, each stockholder member has one vote per share of Membership Common Stock on all matters coming before the meeting. With regard to the election of directors, (a) each stockholder member is entitled to cast one vote each to elect the Independent Director, and (b) only stockholders of each of Series A, E, F and H Membership Common Stock are entitled to cast one vote each to elect one member to the Board of Directors to represent their Series. Proxies may be revoked at any time in writing or in person at the Annual Meeting or at any adjournment thereof.

         The persons named in the enclosed form of proxy or their substitutes will not vote a proxy for any director nominee unless the stockholder member appointing the proxy is eligible to vote for the nominee and designates the stockholder's preference by checking one of the appropriate boxes on the form of proxy.

         The presence in person or by proxy of stockholders representing a majority of the stockholder members entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. The affirmative vote of two-thirds of the shares of Membership Common Stock present in person or by proxy at the meeting is required to take any action at the Annual Meeting, other than the election of directors. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business and in tabulations of the votes cast on proposals presented to stockholders.

         The mailing address of the principal executive offices of the KFC Co-op is 950 Breckenridge Lane, Louisville, Kentucky 40207. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is January 28, 2000. Only those holders of Membership Common Stock of record at the close of business on January 27, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On January 27, 2000, there were 552 holders of Membership Common Stock.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, the Independent Director and directors representing the Series A, E, F and H Membership Common Stockholders will be elected. The terms of the directors set forth below will expire at the meeting. Vacancies also exist with respect to the Series M and N director positions, but no persons have been nominated to fill these positions at the Annual Meeting; these positions will be eliminated at the time the KFC Co-op no longer has any Series M and N Membership Common Stock shares outstanding.

                              EXPIRED DIRECTORSHIPS


Name                  Series          Class         Area or Holder
----                  ------          -----         --------------

James B. Royster        A              III     Indiana, Michigan, Ohio and West
                                               Virginia

David G. Neal           E              III     Alabama, Florida, Georgia, Kentucky,
                                               Louisiana, Mississippi, North Carolina,
                                               South Carolina, Tennessee and Virginia

William E. Allen        F              III     Illinois, Iowa, Minnesota, Nebraska,
                                               North Dakota, South Dakota and Wisconsin

James D. Olson          H              III     Harman Management Corporation

William R. Carden       Independent    III     Independent


                                    NOMINEES

         Each of Series A, E, F and H Membership Common Stock is entitled to nominate and elect as a Series one member of the Board of Directors.

         James B. Royster is the sole nominee to serve as the Series A Director. Certain information with respect to Mr. Royster is provided below at "Management."

         Each of the following two stockholder members have been nominated to serve as the Series E Director: David G. Neal and Richard L. Schleicher. Mr. Neal, 53 years of age, currently operates 95 KFC stores. Mr. Neal has served as the Series E Director of the KFC Co-op since 1991. Before 1991, Mr. Neal served on the Board of Directors of the KFC Co-op as one of the two directors representing the National Franchisee Advisory Council. Mr. Schleicher, 63 years of age, currently owns and operates 55 KFC stores.

         Each of the following two stockholder members have been nominated to serve as the Series F Director: William E. Allen and Michael T. Kohlman. Mr. Allen, 60 years of age, currently owns and operates six KFC stores. Mr. Allen has served as the Series F Director of the KFC Co-op since 1988. Mr. Kohlman, 37 years of age, currently owns and operates four KFC stores.

         James D. Olson is the sole nominee to serve as the Series H Director. Certain information with respect to Mr. Olson is provided below at "Management."

         William R. Carden is the nominee of the Board of Directors to serve as the Independent Director. Mr. Carden, 63 years of age, is the owner and President of The Carden Group, a management and financial consulting company.

         Each of the A, E, F and H Series Directors are elected by the affirmative vote of a plurality of the shares of the respective Series entitled to vote for the director voting in person or by proxy at the Annual Meeting. As of the Record Date, there were 106 holders of Series A Membership Common Stock, 122 holders of Series E Membership Common Stock, 63 holders of Series F Membership Common Stock, and one holder of Series H Membership Common Stock. The Independent Director is elected by a plurality vote of all shares of Membership Common Stock entitled to vote at the Annual Meeting; as of the Record Date there were 552 holders of all Series of Membership Common Stock.

         Each of the nominees described herein has agreed to serve if elected. The terms of the Class III Directors elected at the Annual Meeting will expire at the KFC Co-op's Annual Meeting for 2003, the terms of the Class I Directors will expire at the KFC Co-op's Annual Meeting for 2001, and the terms of the Class II Directors will expire at the KFC Co-op's Annual Meeting for 2002.

                           MANAGEMENT OF THE KFC CO-OP

WHO ARE THE MEMBERS OF THE KFC CO-OP BOARD OF DIRECTORS?

         The KFC Co-op's Bylaws provide for a board of directors consisting of up to 21 members, plus the Chief Executive Officer of the KFC Co-op who is a non-voting ex-officio member of the board. The directors representing each series are nominated by the stockholder members of each series. Each of Series A - J and M is entitled to elect, as a series, one member of the Board of Directors, and each of Series K and L is entitled to elect, as a series, two members of the Board of Directors.

         In addition, the Board of Directors nominates an independent director, who is elected by a plurality vote of the outstanding shares of Membership Common Stock at the annual meeting of members.

         The affirmative vote of three-fifths of all voting members of the Board of Directors is, except as otherwise specifically provided for in the Bylaws, the act of the Board of Directors on any matter properly submitted to the Board of Directors. The Chairman of the Board is elected at each annual meeting by the affirmative vote of three-fifths of the entire board of directors.

         The following table lists, in addition to other information, the current directors and executive officers of the KFC Co-op as of the date of this proxy statement, their position with the KFC Co-op, and their present principal occupations.


------------------------------------------------------------------------------------------------------------------------------------
                                        POSITIONS
                                       AND OFFICES       YEAR FIRST                                            STORE
                                        CURRENTLY         BECAME      TERM AS                    PRESENT       COMMON    PERCENT OF
                                       HELD WITH THE    DIRECTOR OR   DIRECTOR    SERIES        PRINCIPAL      STOCK     STORE STOCK
          NAME AND ADDRESS     AGE      KFC CO-OP         OFFICER     EXPIRES   REPRESENTED     OCCUPATION    OWNERSHIP  OUTSTANDING
          ----------------     ---      ---------         -------     ------    -----------     ----------    ---------  -----------
------------------------------------------------------------------------------------------------------------------------------------

William E. Allen                60     Director,           1988        2000      F             Operator           6          **
1624 Lloyd Lane                        Secretary
Cedar Falls, Iowa  50613
------------------------------------------------------------------------------------------------------------------------------------

Christian L. Campbell           49     Director            1999        2001      K             Sr. Vice           --         --
Tricon Global Restaurants, Inc.                                                                President,
P.O. Box 32070                                                                                 Tricon Global
Louisville, Kentucky  40232                                                                    Restaurants,
                                                                                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
William R. Carden               63     Director            1999        2000      Independent   President, The     --         --
4800 Lakewood, Suite 2                                                                         Carden Group
Waco, TX  76702-3222
------------------------------------------------------------------------------------------------------------------------------------

Robert C. Carle                 43     Director            1998        2002      D             Operator           7          **
6921 Brayton Drive, Suite 105
Anchorage, Alaska  99507
------------------------------------------------------------------------------------------------------------------------------------

James G. Cocolin                50     Director            1996        2002      C             Operator           10         **
17 James Street
Kingston, Pennsylvania 18704
------------------------------------------------------------------------------------------------------------------------------------

Ben E. Edwards                  57     Director            1998 ++     2002      B             Operator           10         **
West Texas Foods, Inc.
P.O. Box 64490
Lubbock, Texas  79464
------------------------------------------------------------------------------------------------------------------------------------

Lois G. Foust                   55     Director            1997        2001      L             Operator           2          **
4000 Chestnut Avenue
Long Beach, California  90807
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        POSITIONS
                                       AND OFFICES       YEAR FIRST                                            STORE
                                        CURRENTLY         BECAME      TERM AS                    PRESENT       COMMON    PERCENT OF
                                       HELD WITH THE    DIRECTOR OR   DIRECTOR    SERIES        PRINCIPAL      STOCK     STORE STOCK
          NAME AND ADDRESS     AGE      KFC CO-OP         OFFICER     EXPIRES   REPRESENTED     OCCUPATION    OWNERSHIP  OUTSTANDING
          ----------------     ---      ---------         -------     ------    -----------     ----------    ---------  -----------
------------------------------------------------------------------------------------------------------------------------------------
William B. Hecht                59     Non-Voting          1999        --        --            Operator           5          **
P. O. Box 1031                         Director
St. Charles, MO  63302
------------------------------------------------------------------------------------------------------------------------------------

Edward J. Henriquez, Jr.        62     Director            1994        2002      J             Operator           12         **
610 Valencia Avenue #503
Coral Gables, Florida  33134
------------------------------------------------------------------------------------------------------------------------------------

David G. Neal                   53     Director,           1991 +      2000      E             Operator           95         1.4
JRN, Inc.                              Chairman of
P.O. Box 1257                          the Board
Columbia, Tennessee  38402
------------------------------------------------------------------------------------------------------------------------------------

James D. Olson                  49     Director            1997        2000      H             President,         266        4.0
Harman Management Corp.                                                                        Harman
199 First Street, Suite 212                                                                    Management
Los Altos, California  94022                                                                   Corporation
------------------------------------------------------------------------------------------------------------------------------------

Don Parkinson                   56     Non-Voting          1999        --        --            Sr. Vice           --         --
P. O. Box 32070                        Director                                                President,
Louisville, Kentucky  40232                                                                    KFC Corporation
------------------------------------------------------------------------------------------------------------------------------------

Darlene Pfeiffer                62     Director            1997        2001      L             Operator           4          **
P.O. Box 1185
Port Ewen, New York  12466
------------------------------------------------------------------------------------------------------------------------------------

Charles E.  Rawley, III         49     Director            1999        2001      K             President and      --         --
Tricon Global Restaurants, Inc.                                                                Chief Operating
P.O. Box 32070                                                                                 Officer, KFC
Louisville, Kentucky  40232                                                                    U.S.A.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                        POSITIONS
                                       AND OFFICES     YEAR FIRST                                              STORE
                                        CURRENTLY        BECAME       TERM AS                    PRESENT       COMMON    PERCENT OF
                                       HELD WITH THE   DIRECTOR OR    DIRECTOR    SERIES        PRINCIPAL      STOCK     STORE STOCK
          NAME AND ADDRESS     AGE      KFC CO-OP        OFFICER      EXPIRES   REPRESENTED     OCCUPATION    OWNERSHIP  OUTSTANDING
          ----------------     ---      ---------        -------      -------   -----------     ----------    ---------  -----------
------------------------------------------------------------------------------------------------------------------------------------
James B. Royster                61     Director, Vice      1998 ++     2000      A             Operator           5          **
1110 West Michigan Avenue              Chairman
Jackson, Michigan  49202
------------------------------------------------------------------------------------------------------------------------------------

Dean M. Sorgdrager              37     Director            1996        2002      G             Operator           1          **
6851 Beach Boulevard
Buena Park, California  90620
------------------------------------------------------------------------------------------------------------------------------------

Daniel E. Woodside              53     Director,           1999        --        --            President and      --         --
Unified Foodservice Purchasing         President, Chief                                        Chief Executive
Co-op, LLC ("UFPC")                    Executive Officer                                       Officer, UFPC
950 Breckinridge Lane
Louisville, Kentucky  40207
------------------------------------------------------------------------------------------------------------------------------------

William L. Bickley              47     Chief Financial     1999        --        --            Chief Financial    --         --
UFPC                                   Officer                                                 Officer, UFPC
950 Breckinridge Lane
Louisville, Kentucky  40207
------------------------------------------------------------------------------------------------------------------------------------

Alice LeBlanc                   42     Vice President      1998        --        --            Vice President,    --         --
UFPC                                                                                           UFPC
950 Breckinridge Lane
Louisville, Kentucky  40207
------------------------------------------------------------------------------------------------------------------------------------

All directors and officers as a group (19 persons) +++                                                            423        7.5%
------------------------------------------------------------------------------------------------------------------------------------

     **   Less than one-half of one percent.

     + Mr. Neal has previously served on the Board as one of the two directors representing the National Franchisee Advisory Council, the former holder of the Series L share of Membership Common Stock. He first began serving on the Board as a representative of Series E in February 1991.

     ++ Previously served as a director appointed by the National Franchisee Advisory Council.

     +++ Each director and nominee, other than Messrs. Woodside and Carden, is, or is affiliated with a member which is, the owner of one share of Membership Common Stock. All directors and officers as a group (19 persons) own 12 shares of Membership Common Stock, 2% percent of the total number of Shares of Membership Common Stock outstanding. The Store Common Stock ownership reflects the number of shares which each director, other than Messrs. Woodside and Carden, beneficially owns. Except as required by law, Store Common Stock has no voting rights. Messrs. Woodside and Carden are neither the owners, nor affiliates of the owners, of any Membership or Store Common Stock.

HISTORY

         During the last five years, Directors Allen, Carle, Cocolin, Edwards, Foust, Hecht, Henriquez, Neal, Olson, Pfeiffer, Royster and Sorgdrager have been principally engaged in business as Operators, and Mr. Carden has been the owner and President of The Carden Group, a management and financial consulting company.

         Charles E. Rawley, III is President and Chief Operating Officer of KFC U.S.A. Mr. Rawley joined KFC in 1985 as a Director of Operations. He served as Vice President of Operations for the Southwest, West, Northeast, and Mid-Atlantic Divisions from 1988 to 1994, when he became Senior Vice President, Concept Development for KFC. Mr. Rawley assumed his position of Chief Operating Officer in 1995 and President in 1998.

         Christian L. Campbell is Senior Vice President, General Counsel and Secretary of Tricon. He has served in this position since September 1997. From 1995 to September 1997, Mr. Campbell served as Senior Vice President, General Counsel and Secretary of Owens Corning, a building products company. Before joining Owens Corning, Mr. Campbell served as Vice President, General Counsel and Secretary of Nalco Chemical Company in Naperville, Illinois, from 1990 through 1994.

         Since March 1, 1999, Daniel E. Woodside has served as the President and Chief Executive Officer of the KFC Co-op and UFPC. From September 1997 through February 1999, Mr. Woodside served as Chief Operating Officer of UniPro Foodservice, Inc. UniPro was formed by the merger of EMCO Food Service Systems, Inc. and ComSource Independent Food Distribution in September 1997. Mr. Woodside served as President of EMCO from 1991 to September 1997. Before his service with EMCO, Mr. Woodside served in various positions with General Foods Corporation for 21 years.

         William L. Bickley is Vice President and Chief Financial Officer of the KFC Co-op. He is also Sr. Vice President and Chief Financial Officer of UFPC. Before joining the KFC Co-op and UFPC in March 1999, Mr. Bickley had served PepsiCo, Inc./Tricon Global Restaurants, Inc. Since 1983, his positions with PepsiCo/Tricon included Vice President, Acquisitions and Divestitures - Kentucky Fried Chicken (1996 - 1999); Vice President, North American SmartSourcing-PepsiCo Restaurant Services (1995 - 1996); and Senior Director, Business Planning - Kentucky Fried Chicken (1992 - 1995).

         Alice LeBlanc is Vice President of the KFC Co-op and Vice President - KFC Operations for UFPC. Ms. LeBlanc previously served as the KFC Co-op's Vice President and General Manager - KFC Domestic & Canada and Vice President and General Manager of Canadian Operations. From 1992 to 1996, Ms. LeBlanc was the Director of Purchasing for Cara Operations Limited. From 1985 to 1992, she was Director of Purchasing and Technical Services for PepsiCo Food Service International.

STANDING COMMITTEES

         The Board of Directors of the KFC Co-op had three regular meetings in fiscal 1999 and three special meetings. The Board of Directors currently has three standing committees: Executive, Audit and Budget, and Purchasing and Distribution.

         The Executive Committee is currently comprised of Messrs. Cocolin, Edwards, Neal, Rawley, and Royster and Ms. Pfeiffer, and, as a non-voting member, Mr. Woodside. The Executive Committee, between the meetings of the Board and while the Board is not in session, has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the KFC Co-op which may lawfully be delegated to it by the Board.

         The Audit and Budget Committee is currently comprised of Messrs. Campbell, Carden, Cocolin, Neal, Rawley and Sorgdrager and Ms. Pfeiffer, and, as non-voting members, Messrs. Hecht, Woodside and Bickley and Ms. LeBlanc, and met three times during fiscal 1999. The Audit and Budget Committee meets periodically with management and representatives of the KFC Co-op's independent accountants. The independent accountants have free access to the Committee and the Board of Directors. The Committee considers the scope, timing and fees for the annual audit and the results of audit examinations performed by the independent public accountants, including certain recommendations to improve the KFC Co-op's systems of accounting and internal controls, and the follow-up reports prepared by management of the KFC Co-op pursuant to such recommendations. The Committee reviews the KFC Co-op's annual budget before its consideration by the Board of Directors.

         The Purchasing and Distribution Committee is currently comprised of Messrs. Allen, Carle, Edwards, Henriquez and Royster and Ms. Faust, and, as non-voting members, Messrs. Woodside and Bickley and Ms. LeBlanc. The responsibilities of the Purchasing and Distribution Committee include: reviewing strategic and centralized purchasing policies for the KFC Concept; monitoring and making recommendations to the Board of Directors with respect to distributor monitoring, the supplier and approval process, KFC Corporation's requests for reimbursement and fees related to quality assurance, research and development and marketing, and other purchasing activities; developing effective communications with KFC purchasing program customers; and developing a strategic plan for distribution throughout the KFC system.

         The Board of Directors does not currently have a Nominating Committee. The Board of Directors considers the nomination of the Independent Director. Members of the KFC Co-op nominate their own candidates for director to represent their respective Series of Membership Common Stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act") requires the KFC Co-op's directors, executive officers and certain persons to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of forms filed by the appropriate persons and written representations from such persons, the KFC Co-op believes that all such filing requirements were complied with in fiscal 1999.

EXECUTIVE COMPENSATION

         The following table shows all cash compensation paid by the KFC Co-op to its Chief Executive Officer for the years ended October 31, 1999, 1998, and 1997 (1).


                         Summary of Annual Compensation
                         ------------------------------

                                 Fiscal                                  All Other
Name and Principal Position       Year       Salary         Bonus      Compensation
---------------------------       ----       ------         -----      ------------
Thomas D. Henrion                 1999      $ 98,873      $  - 0 -       $  - 0 -
  President and Chief             1998       212,127        90,640         16,200
  Executive Officer               1997       208,460        49,940         20,583


Daniel E. Woodside
  President and Chief
  Executive Officer               1999      $  - 0 -      $  - 0 -       $  - 0 -



         (1) As of March 1, 1999, Daniel E. Woodside became President and Chief Executive Officer. Mr. Woodside receives no compensation directly from the KFC Co-op. See Transactions with Stockholders, Directors and Officers.

COMPENSATION OF DIRECTORS

         No director, other than the Independent Director, receives any remuneration from the KFC Co-op other than reimbursement for long distance travel, hotel accommodations, and $400 per board meeting for out-of-pocket expenses. The Independent Director receives an annual fee of $10,000, plus fees of $1,000 per board meeting attended.

REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Following the KFC Co-op's corporate reorganization on March 1, 1999, the Board of Directors eliminated its Personnel Committee. Following the corporate reorganization, the KFC Co-op did not pay any compensation to any of its executive officers and has no other employees. For a discussion concerning the compensation expenses allocated to the KFC Co-op by the

Unified Food Purchasing Co-op, LLC, see Transactions with Stockholders, Directors and Officers below.

                               Board of Directors

             William E. Allen                   David G. Neal
             Christian L. Campbell              James D. Olson
             William R. Carden                  Don Parkinson
             Robert C. Carle                    Darlene Pfeiffer
             James G. Cocolin                   Charles E. Rawley, III
             Ben E. Edwards                     James B. Royster
             Lois G. Foust                      Dean M. Sorgdrager
             William B. Hecht                   Daniel E. Woodside
             Edward J. Henriquez, Jr.

PERFORMANCE GRAPH

         Under rules adopted by the Securities and Exchange Commission, each corporation with securities registered under the Securities Exchange Act of 1934 is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The KFC Co-op cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the KFC Co-op's capital stock. The KFC Co-op's stockholder members purchase Membership Common Stock and Store Common Stock to participate in the KFC Co-op's member programs, including the patronage dividend program, and to participate in the KFC Co-op's management through the election of directors. The stockholder members do not purchase the KFC Co-op's capital stock with any expectation of return on their investment through stock appreciation or per share dividends. The KFC Co-op's Membership Common Stock and Store Common Stock are issued only to Operators. No class of the KFC Co-op's capital stock is listed on an exchange or traded in any other public trading market. Since July 1, 1983, the KFC Co-op from time to time has offered shares of its Membership Common Stock at a per share price of $10 and shares of its Store Common Stock at a per share price of $400.

TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND OFFICERS

         All present voting members of the Board of Directors and nominees for the Board, except the Independent Director, are Operators or represent Operators and have purchased or may purchase equipment and supplies from the KFC Co-op or UFPC or from distributors who purchase from the KFC Co-op or UFPC. All purchases by directors and nominees or their affiliates from the KFC Co-op or UFPC are made on the same terms and conditions as purchases by any other Operator. Several Operators are also in the business of purchasing equipment and supplies for sale and distribution to other Operators and may purchase such equipment and supplies from the KFC Co-op or UFPC.

         The UFPC and the KFC Co-op entered into a Purchasing Program Management

Agreement on March 1, 1999 which sets forth the terms pursuant to which UFPC administers the KFC Co-op's purchasing programs. The initial term of this Management Agreement extends through December 31, 2003 and may be terminated then or on any December 31 thereafter upon one year's notice of termination. In general, the management services provided by UFPC include: (i) negotiating the lowest possible sustainable prices for goods and equipment from suppliers approved by Tricon for sale through UFPC or directly by the supplier to Tricon-approved distributors selected by the KFC Co-op and the outlet operators;
(ii) assisting the KFC Co-op and outlet operators in negotiating and monitoring freight and distribution arrangements; (iii) administering related insurance and other service programs; and (iv) negotiating arrangements such as master beverage agreements and regional poultry contracts.

         In exchange for administering these services, UFPC may retain 10% of the net income generated by the KFC Co-op purchasing program. UFPC distributes the remaining net income to the KFC Co-op on a quarterly and annual basis. However, the KFC Co-op is required to reimburse UFPC for any net losses. In determining the net income attributable to the KFC Co-op, the UFPC allocates a portion of the compensation expenses of its officers, including Messrs. Woodside and Bickley and Ms. LeBlanc, to each of the UFPC's member cooperatives. In fiscal 1999, the UFPC allocated to the KFC Coop $209,611, $82,401 and $162,240 with respect to these officers respectively. In addition, as part of the KFC's Co-op's corporate reorganization in March 1999, Mr. Henrion, the KFC Co-op, and UFPC executed a Separation and Consulting Agreement. The Separation and Consulting Agreement provided for Mr. Henrion to resign his employment on March 1, 1999 and, thereafter, to provide consulting services to UFPC and KFC Co-op for two years. Mr. Henrion also agreed to non-compete provisions whereby, for two years following the date of the Separation and Consulting Agreement, Mr. Henrion will not work for companies that are specifically listed in the Separation and Consulting Agreement. Under the Separation and Consulting Agreement, Mr. Henrion was paid by UFPC $500,000 on March 1, 1999 and was paid $456,300 on the first business day of January 2000 along with health insurance coverage for 10 years.

                  STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the KFC Co-op on or before November 2, 2000 to be eligible for inclusion in the KFC Co-op's proxy statement and proxy relating to that meeting.

                                OTHER INFORMATION

         The officers and directors of the KFC Co-op do not know of any matters to be presented at the meeting and submitted to a vote of the Stockholder Members other than those specified above. If any other matter should come before the meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote the proxy in accordance with their discretion on such matters. All expenses incurred in connection with the solicitation of proxies will be borne by the KFC Co-op. Solicitation may be undertaken by mail, telephone and personal contact by Directors, officers and employees of the KFC Co-op without additional compensation.

         Upon recommendation of the KFC Co-op's Audit Committee, the Board dismissed KPMG Peat Marwick LLP, now KPMG LLP ("KPMG") as its principal accountants on May 18, 1998. KPMG's report on the KFC Co-op's financial statements for the past fiscal year did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the KFC Co-op's two most recent fiscal years and through the date of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Upon recommendation of the KFC Co-op's Audit Committee, on May 18, 1998, the Board engaged PricewaterhouseCoopers LLP as its principal accountants to audit the KFC Co-op's financial statements. A representative of neither KPMG nor PricewaterhouseCoopers LLP will be present at the Annual Meeting.

         "KFC" is a registered trademark of KFC Corporation and is used in these materials for identification purposes only. The KFC Co-op is an independent provider of products and is not affiliated with KFC Corporation, except that KFC Management is a stockholder member of the KFC Co-op.

Louisville, Kentucky
January 28, 2000

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 2, 2000
                 PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY
     WHETHER OR NOT A DIRECTOR FOR YOUR PARTICULAR SERIES IS BEING ELECTED.

         I, the undersigned Stockholder Member of KFC National Purchasing Cooperative, Inc. (the "Cooperative") do hereby appoint James B. Royster, Daniel
E. Woodside and Alice LeBlanc my true and lawful attorney(s), with full power of substitution, for me and in my name, place and stead to vote all of the Membership Common Stock of the Cooperative standing in my name on its books and which I am entitled to vote at the annual meeting of its stockholder members to be held at 10:00 a.m. on March 2, 2000, at the Cooperative's offices at 950 Breckenridge Lane, Louisville, Kentucky, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1.       ELECTION OF DIRECTORS BY ALL MEMBERS.

         ALL HOLDERS OF MEMBERSHIP COMMON STOCK MAY VOTE IN ITEM 1 to elect the following indicated nominee as a member of the Cooperative's Board of Directors to serve as the Independent Director.

         SERIES                  NAME                               FOR
         ------                  ----                               ---

         Independent             William R. Carden                  [  ]

2.       ELECTION OF SERIES DIRECTORS BY SERIES MEMBERS ONLY.

         DO NOT VOTE IN ITEM 2 UNLESS YOU HOLD SERIES A, E, F OR H MEMBERSHIP COMMON STOCK. CHECK ONE BOX ONLY--VOTE ONLY FOR A NOMINEE OF YOUR SERIES IN ITEM
2. YOUR SERIES IS INDICATED ON THE LABEL ON THE BACK OF THIS FORM. To elect the following indicated nominee as a member of the Cooperative's Board of Directors to represent his respective Series of Membership Common Stock.

         SERIES                    NAME                                FOR
         ------                    ----                                ---

            A                      James B. Royster                    [  ]
--------------------------------------------------------------------------------
            E                      David G. Neal                       [  ]

            E                      Richard L. Schleicher               [  ]
--------------------------------------------------------------------------------
            F                      William E. Allen                    [  ]

            F                      Michael T. Kohlman                  [  ]
--------------------------------------------------------------------------------
            H                      James D. Olson                      [  ]

3.       OTHER BUSINESS

         To transact all other matters and business which may properly come before the meeting.

         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Proxy. This Proxy will be voted as specified. If no instruction is indicated on a properly executed and dated proxy form, then the above-named proxy or any of his substitutes, will vote the share represented IN ACCORDANCE WITH THEIR DISCRETION on any matters or business, other than the election of directors, that may properly come before the meeting. (The above-named proxy will not vote for any director nominees named above to represent a Series unless a nominee has been specified.) THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


         IN WITNESS WHEREOF, I have signed my name on __________________, 2000.




--------------------------------                 ----------------------------
SERIES OF MEMBERSHIP COMMON                      (SIGNATURE OF STOCKHOLDER)
 STOCK HELD BY STOCKHOLDER)


                                                 ----------------------------
                                                 (PRINTED NAME)


         Please sign exactly as your name appears in the address on this form of proxy. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         TO CONDUCT THE ANNUAL MEETING, WE MUST HAVE THE PRESENCE IN PERSON OR BY PROXY OF STOCKHOLDER MEMBERS REPRESENTING A MAJORITY OF ALL STOCKHOLDER MEMBERS AS OF THE RECORD DATE. THEREFORE, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY CARD WHETHER OR NOT A DIRECTOR FOR YOUR PARTICULAR SERIES IS BEING ELECTED.

         PLEASE MAIL IN STAMPED ENVELOPE PROVIDED TO: JAMES A. GIESEL, BROWN, TODD & HEYBURN PLLC, 400 WEST MARKET STREET, 32ND FLOOR, LOUISVILLE,
KENTUCKY 40202.


                     A PROMPT RESPONSE WILL BE APPRECIATED.